SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
       (e)(2)
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-
       12

                            DIGITAL POWER CORPORATION
                            -------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] 125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:  __________________________________________
         2)  Form, Schedule or Registration Statement No.: _____________________
         3)  Filing Party:  ____________________________________________________
         4)  Date Filed: _______________________________________________________

                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635











To Our Shareholders:

     You are cordially invited to attend the annual meeting of the shareholders of Digital Power Corporation to be held at 10:00 a.m. PST, on October 7, 2004, at our corporate offices located at 41920 Christy Street, Fremont, California 94538.

     At the meeting, you will be asked to (i) elect five (5) directors to the board, (ii) approve an amendment to increase the number of shares under the 2002 Stock Option Plan and (iii) approve other matters that properly come before the meeting, including adjournment of the meeting.

     We hope you will attend the shareholders' meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy in the postage-paid envelope provided as promptly as possible, whether or not you plan to attend the meeting in person.





                                                         /s/ Jonathan Wax
                                                         Jonathan Wax,
                                                         Chief Executive Officer

September 7, 2004

                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 7, 2004

                               -------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Digital Power Corporation (the "Company"), a California corporation, will be held at our corporate headquarters, located at 41920 Christy Street, Fremont, California 94538, on Thursday, October 7, 2004, at 10:00 a.m. (PST), for the purpose of considering and acting on the following:

         1. To elect five (5) directors to the board to hold office until the next annual meeting of shareholders or until their successors are elected and qualified;

         2. To approve an amendment to increase the number of shares available for grant under the 2002 Stock Option Plan by 300,000 shares; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on August 19, 2004, are entitled to receive notice of and to vote at the meeting. Shareholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to its exercise.

                                              By Order of the Board of Directors


                                              /s/ Uzi Sasson
                                              Uzi Sasson,
                                              Secretary

September 7, 2004

                             YOUR VOTE IS IMPORTANT
IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

     We are furnishing this proxy statement to you in connection with our annual meeting to be held on Thursday, October 7, 2004 at 10:00 a.m. (PST) at our corporate headquarters, located at 41920 Christy Street, Fremont, California 94538 and at any adjournment thereof. The matters to be considered and acted upon are (i) the election of five (5) directors to the board to hold office until the next annual meeting of shareholders or until their successors are elected and qualified; (ii) approval of an amendment to increase in the number of shares under the 2002 Stock Option Plan; and (ii) such other business as may properly come before the meeting.

     The enclosed proxy is solicited on behalf of our board of directors and is revocable by you at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with your instructions, if any.

     Our annual report for the fiscal year 2003, including financial statements, is included in this mailing. Such report and financial statements are not a part of this proxy statement.

     This proxy statement was first mailed to shareholders on September 7, 2004.

                                ABOUT THE MEETING

What is the purpose of the Annual Meeting?

     The purpose of the annual meeting is to allow you to vote on the matters outlined in the accompanying Notice of Annual Meeting of Shareholders, including the election of the directors.

Who is entitled to vote?

     Only shareholders of record at the close of business on the record date, August 19, 2004 (the "Record Date"), are entitled to vote at the annual meeting, or any postponements or adjournments of the meeting.

What are the Board's recommendations on the proposals?

     The Board recommends a vote FOR each of the nominees and FOR the amendment to increase the number of shares under the 2002 Stock Option Plan.

How do I vote?

     Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card(s) in person.

     If your shares are held by your broker or bank, in "street name," you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Can I change my vote after I return my proxy card?

     Yes. You have the right to revoke your proxy at any time before the meeting by notifying the Company's Secretary at Digital Power Corporation, 41920 Christy Street, Fremont, California 94538, in writing, voting in person or returning a proxy card with a later date.

Who will count the vote?

     The Secretary will count the votes and act as the inspector of election. Our transfer agent, Computershare Transfer & Trust is the transfer agent for the Company's common stock. Computershare Transfer & Trust will tally the proxies and provide this information at the time of the meeting.

What shares are included on the proxy card(s)?

     The shares on your proxy card(s) represent ALL of your shares.

What does it mean if I get more than one proxy card?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address whenever possible. You can accomplish this by contacting our transfer agent, Computershare Transfer & Trust, located at 350 Indiana Street, Suite 800, Golden, Colorado 80401, telephone (303) 986-5400, facsimile (303) 986-2444, or, if your shares are held by your broker or bank in "street name," by contacting the broker or bank who holds your shares.

How many shares can vote?

     Only shares of common stock may vote. As of the Record Date of August 19, 2004, 6,136,859 shares of common stock were issued and outstanding.

     Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections of directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has that number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The Company's designated proxy holders (the "Proxy Holders") have discretionary authority to cumulate votes represented by the proxies received in the election of directors. The Proxy Holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees described under "Election of Directors" as possible.

What is a "quorum"?

     A "quorum" is a majority of the outstanding shares entitled to vote. A quorum may be present in person or represented by proxy to transact business at the shareholders' meeting. For the purposes of determining a quorum, shares held by brokers or nominees for which we receive a signed proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

What is required to approve each proposal?

     For the election of the directors, once a quorum has been established, the nominees for director who receive the most votes will become our directors. A majority of the shares voting is required to approve all other proposals; however, the number of shares voting affirmatively must be greater than twenty-five percent (25%) of the outstanding shares.

     If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I abstain?

     Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

How will we solicit proxies?

     We will distribute the proxy materials and solicit votes. The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareholders. Proxies may also be solicited in person, by telephone or by facsimile by our directors, officers and employees without additional compensation.

                                 STOCK OWNERSHIP

How much stock do our directors, executive officers and principal shareholders own?

     The  following  table shows the amount of our shares of common  stock (AMEX
Symbol: "DPW") beneficially owned (unless otherwise indicated) by each shareholder known by us to be the beneficial owner of more than 5% of our common stock, by each of our directors and nominees and the executive officers, directors and nominees as a group. As of August 16, 2004, there were 6,136,859 shares of common stock outstanding. All information is as of August 16, 2004. Unless indicated otherwise, the address of all shareholders listed is Digital Power Corporation, 41920 Christy Street, Fremont, California 94538.

--------------------------------------------------------------------------------
                                                      Shares Beneficially
                                                           Owned(1)
                                                           --------
Name  & Address of Beneficial Owner                Number             Percent
-----------------------------------
Telkoor Telecom Ltd.                               2,661,261           43.4%
5 Giborei Israel
Netanya 42293
Israel

Ben-Zion Diamant                                   3,028,765(2)        47.8%

David Amitai                                       2,861,261(3)        45.2%

Yeheskel Manea                                        10,000(4)            *

Youval Menipaz                                        10,000(4)            *

Amos Kohn                                             10,000(4)            *

Digital Power ESOP                                   167,504            2.7%

Robert O. Smith                                      511,500(5)         7.7%

Barry W. Blank                                       450,800            7.3%
P.O. Box 32056 Phoenix, AZ 85064

All directors and executive officers as a group    3,306,265(6)        50.0%
(7 persons)
--------------------------------------------------------------------------------

Footnotes to Table
------------------
*        Less than one percent.
(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.
(2) Mr. Diamant serves as a director of Telkoor Telecom Ltd. Includes options to purchase 200,000 shares owned by Mr. Diamant and 2,661,261 shares beneficially owned by Telkoor Telecom Ltd., which may also be deemed beneficially owned by Mr. Diamant.
(3) Mr. Amitai serves as a director of Telkoor Telecom Ltd. Includes options to purchase 200,000 shares owned by Mr. Amitai and 2,661,261 shares beneficially owned by Telkoor Telecom Ltd., which may also be deemed beneficially owned by Mr. Amitai.
(4)      Includes options to  purchase 10,000 shares exercisable within 60 days.
(5) Represents options to purchase 511,500 shares exercisable within 60 days.
(6) Includes 2,661,261 shares owned by Telkoor Telecom Ltd., which may be deemed beneficially owned by Mr. Diamant and Mr. Amitai, options to purchase 430,000 shares owned by directors, option to purchase 10,000 shares owned by Mr. Sasson and options to purchase 37,500 shares owned by Mr. Wax and 167,504 shares owned by Digital Power ESOP of which Mr. Wax and Mr. Diamant are trustees and may be deemed beneficial owners.

                             SECTION 16 TRANSACTIONS

     Section 16(a) of the Exchange Act requires our executive officers and directors to file reports of ownership and changes in ownership of our common stock with the SEC. Executive officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     Based solely upon a review of Forms 3, 4 and 5 delivered to the Company as filed with the Securities and Exchange Commission ("Commission"), directors and officers of the Company and persons who own more than 10% of the Company's common stock timely filed all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year 2004.

                        PROPOSAL 1--ELECTION OF DIRECTORS

     Our bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time, with a minimum of five (5) directors and a maximum of nine (9) directors. The Board has fixed the authorized number of directors at five (5). The term of office for the directors elected at this meeting will expire at the next annual meeting of shareholders to be held in 2005 or until a director's earlier death, resignation or removal.

     Unless otherwise instructed, the proxyholders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Each nominee has agreed to serve as director, if elected.

     The nominees for director are Messrs. Ben-Zion Diamant, David Amitai, Yeheskel Manea, Youval Menipaz and Amos Kohn. The following indicates the age, principal occupation or employment for at least the last five years and affiliation with the Company, if any, for each nominee as director.

Ben-Zion Diamant                                             Director since 2001

     Mr. Ben-Zion Diamant, age 54, has been the Chairman of the Board of the Company since November 2001. He has also been Chairman of the Board of Telkoor Telecom Ltd. since 1994. From 1992-1994, Mr. Diamant was a partner and business development manager of Phascom. From 1989 to 1992, Mr. Diamant was a partner and manager of Rotel Communication. He earned his BA in Political Science from Bar-Ilan University.

David Amitai                                                 Director since 2001

     Mr. David Amitai, age 62, has been a Director of the Company since 2001. From November 2003 to March 2004, he served as our Executive CEO. He served as our President and CEO of the Company from November 2001 to November 2003. Mr. Amitai also serves as the General Manager of Telkoor Telecom Ltd.(1) and its subsidiary, Telkoor Power Supplies, since 1994. Mr. Amitai was the founder and General Manager of Tadiran's Microelectronics Division from 1978 to 1989 and was elevated to Director of Material and Logistics of Tadiran's Military Group where he served from 1989 to 1994. Mr. Amitai held positions in engineering and manufacturing at the California base semiconductor companies: Monolithic Memories (MMI) and Fairchild Semiconductor. Mr. Amitai earned his engineering degree from California State University at San Jose, California.

(1) Currently, there is a dispute among certain members of Telkoor Telecom Ltd.'s Board of Directors as to Mr. Amitai's title for his position held at Telkoor Telecom Ltd.

Yeheskel Manea                                               Director since 2002

     Mr. Yeheskel Manea, age 60, has served as a Director of the Company since 2002. Since 1996, he has been a Branch Manager of Bank Hapoalim, one of the leading banks in Israel. Mr. Manea has been employed with Bank Hapoalim since 1972. He holds a Bachelors of Science in Economy and Business Administration from Ferris College, University of Michigan.

Youval Menipaz                                               Director since 2002

     Mr. Youval Menipaz, age 54, has served as a Director of the Company since 2002. Mr. Menipaz has been the Managing Director of Foriland Investments since 2000, a privately owned company that invests in and manages several companies. Since 1977, he has held several executive positions in leading companies within the Israeli market. Among others, he served as the Operation Manager of Osem Industries Ltd, Vice President of Elite Industries Ltd, President of Supershuk Greenberg Ltd. Mr. Menipaz holds a Bachelors of Science in Industrial Engineering from the Technion, the Israeli Institute of Technology.

Amos Kohn                                                    Director since 2003

     Mr. Amos Kohn, age 44, became a Director of the Company in 2003. Mr. Kohn is the Vice President of Network Modeling of ICTV Inc., a High Tech company located in Los Gatos, California, which is developing a centralized software platform that enables cable operators to deliver revenue-generating new services with full multimedia and real-time interactivity to any digital set-top. In year 2003, Mr. Kohn was Vice President of System Engineering & Business Development of AVIVA Communications, Inc., a High Tech company located in Cupertino, California, which is developing a transport solution for Video On Demand systems. From 2000 to 2003, Mr. Kohn was the Chief Architect of Liberate Technologies, a software company specializing in telecommunications located in San Carlos, California. From 1997 to 2000, Mr. Kohn was the Vice President of Engineering & Technology for Golden Channel, the largest Cable Operator (MSO) in Israel. Mr. Kohn holds a Bachelors of Science in Electronics from ORT Technological College, Israel.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

How are directors compensated?

     The director who is designated as the Audit Committee financial expert is paid $15,000 per annum paid quarterly; all other independent directors are paid $10,000 per annum paid quarterly. Additionally, independent directors who are not employees are granted options to purchase 10,000 shares of common stock upon joining the Board, vesting upon completion of one year of service.

How often did the Board meet during fiscal 2003?

     The Board of Directors met six times and acted by unanimous consent two times during fiscal 2003. Each director attended at least 75% of the total number of meetings of the Board and Committees on which he served.

Committees of the Board of Directors

Audit Committee

     The Audit Committee of the Board of Directors makes recommendations regarding the retention of independent auditors, reviews the scope of the annual audit undertaken by our independent auditors and the progress and results of their work, and reviews our financial statements, internal accounting and auditing procedures and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent auditors and determines whether they are compatible with maintaining the independent auditor's independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The members of the Audit Committee in 2004 were Messrs. Mark Thum, Amos Kohn, Yeheskel Manea and Youval Menipaz. The current members of the Audit Committee are: Messrs. Kohn, Manea and Menipaz. All Audit Committee members are independent directors. The Audit Committee met four times during fiscal 2003.

     The Board of Directors determined that Mr. Manea is qualified as an Audit Committee Financial Expert. Mr. Manea is independent as determined by the AMEX listing standards.

Compensation Committee

     The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our officers, administers the Company's Stock Option Plan and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board of Directors. The members of the Compensation Committee in 2004 were Messrs. Thum, Kohn, Manea and Menipaz. The current members of the Compensation Committee are Messrs. Kohn, Manea and Menipaz. All Compensation Committee members are independent directors.

Compensation Committee Interlocks and Insider Participation

     Messrs. Kohn, Manea and Menipaz serve on the Compensation Committee. There are no compensation committee interlocks or insider participation on our compensation committee.

Nominations to the Board of Directors

     Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the power supply industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

     The Board of Directors does not have a nominating committee. The Board believes given the diverse skills and experience required to grow the Company that the input of all members is important for considering the qualifications of individuals to serve as directors. The Board recommends a slate of directors for election at the annual meeting. In accordance with AMEX rules, the slate of nominees is approved by a majority of the independent directors. Messrs. Kohn, Manea and Menipaz are independent as defined in the AMEX listing standards.

     In carrying out its responsibilities, the Board will consider candidates suggested by shareholders. If a shareholder wishes to formally place a candidate's name in nomination, however, he or she must do so in accordance with the provisions of the Company's Bylaws. Suggestions for candidates to be evaluated by the Board must be sent to Uzi Sasson, Corporate Secretary, Digital Power Corporation, 41920 Christy Street, Fremont, California 94538.

     In  accordance  with  Securities  Exchange  Commission   regulations,   the
following is the Audit Committee Report. Such report is not deemed to be filed with the Securities Exchange Commission.

Report of the Audit Committee

     The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent auditors and makes recommendations to the Board of Directors regarding the selection of independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management and the independent auditors provided the written disclosures and the letter required by Independence Standards Board Standard No. 1.

     The Audit Committee has also met and discussed with the Company's management, and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection of the Company's independent auditors. In addition, the Audit Committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues.

     Pursuant  to  the  reviews  and  discussions  described  above,  the  Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                                                       Respectfully submitted,
                                                       DIGITAL POWER CORPORATION
                                                       AUDIT COMMITTEE

                                                       Amos Kohn
                                                       Yeheskel Manea
                                                       Youval Menipaz

Directors of the Company

     The biographies of Messrs. Diamant, Amitai, Kohn, Manea and Menipaz can be found under Proposal 1 - Election of Directors.

PROPOSAL 2 - ADOPTION OF THE 2002 STOCK OPTION PLAN

     You are being asked to approve an amendment to increase the number of shares available for grant under our 2002 Stock Option Plan (the "2002 Plan"). The shareholders of the Company approved the 2002 Stock Option Plan on September 23, 2002 (the "Plan"). Under the Plan, a total of 1,219,000 shares of Common Stock were authorized to be issued, of which as of August 16, 2004, 921,520 shares were subject to options and 110,000 shares were retired upon the exercise of options. Subject to shareholder approval, the Compensation Committee and the Board of Directors approved an amendment to the Plan to increase the number of shares subject to the Plan by an additional 300,000 shares.

     The Board of Directors believes that stock options are an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. We are committed to broad-based participation in the stock option program by employees at all levels and by directors, officers and consultants. We believe that the stock option program is important in order to maintain our culture, employee motivation and continued success.

DESCRIPTION OF THE 2002 PLAN

     Structure. The 2002 Plan is a discretionary option grant program under which eligible individuals in the Company's employ or service as directors, officers or consultants may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock in the Company. The principal features of the program are described below.

     Administration. The Compensation Committee of the Board of Directors will serve as the Plan Administrator with respect to the 2002 Plan. The term "Plan Administrator" as used in this summary means the Compensation Committee and any other appointed committee acting within the scope of its administrative authority under the 2002 Plan. The Plan Administrator has the authority to interpret the 2002 Plan and the rights underlying any grants made subject to the 2002 Plan. Any decision or action of the Plan Administrator in connection with the 2002 Plan is final and binding.

     Eligibility. Employees, directors, officers and consultants in the service of the Company or any parent or subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the 2002 Plan. Eligible persons include in the case of an incentive stock option, employees of the Company or a subsidiary and in the case of a non-qualified stock option, employees, directors, officers and consultants of the Company or a subsidiary. Determinations as to eligibility shall be made by the Plan Administrator.

     Share Reserve. The shares issuable under the 2002 Plan may be made available either from the Company's authorized but unissued common stock or from common stock reacquired by the Company, including shares purchased in the open market. In addition, shares subject to any outstanding options under the 2002 Plan that expire or terminate prior to exercise will be available for subsequent issuance.

     Terms and Conditions of Option Grants. One or more options may be granted to each eligible person. The options granted under the 2002 Plan will be evidenced by an option agreement, which will expressly identify the option as an incentive stock option or a non-qualified stock option. The Plan Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2002 Plan shall terminate later than ten years after the date of grant subject to the following provision. In the case of an incentive stock option when the optionee owns more than 10% of the total combined voting power of all classes of stock, the option shall expire not later than five years after the date of grant. The maximum value of shares subject to options, which can be granted as incentive stock options under the 2002 Plan during any calendar year to an individual, is $100,000. Shareholder approval of this Proposal will also constitute approval of that limit for purposes of Internal Revenue Code Section 162(m).

     Exercise of the Option. Options may be exercised by delivery to the Company of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be 100% of the fair market value of the shares on the date of grant. The exercise price of any incentive stock option granted to a ten percent shareholder will not be less than 110% of the fair market value of the shares on the date of grant. The Plan Administrator, may, at its discretion, issue options to purchase common stock at an exercise price less than fair market value.

     Payment for shares purchased pursuant to the 2002 Plan may be made by cash or check. The Administrator may allow other forms of payment by (i) surrender of shares of the Company owned by the optionee more than six months, or that were obtained by the optionee on the open market, (ii) cancellation of indebtedness of the Company to the Participant, (iii) through a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National
Association of Securities Dealers (a "NASD dealer") whereby the optionee irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the NASD dealer commits to forward the exercise price directly to the Company, (iv) a "margin" commitment from the optionee and an NASD dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares so purchased to the NASD dealer in a margin account as security for a loan from the NASD dealer in the amount of the exercise price, and whereby the NASD dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company or (vi) "immaculate cashless exercise" in which the optionee exercises by forfeiting the option shares at their exercise price.

     Reload Option. The Plan Administrator of the 2002 Plan may, in its discretion, grant optionee a reload option. An optionee with a reload option, who pays for his or her stock in whole or in part with stock owned by the optionee may be granted another option to purchase the number of shares tendered at a price no less than fair market value of the shares at the date the additional option is granted. The purpose of the reload option is to encourage insiders to own stock in the Company.

     Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution, and during the lifetime of the optionee, only the optionee, his or her guardian or legal representative may exercise an option. However, the Plan Administrator may provide for transfer of an option (other than an incentive stock option) without payment of consideration to designated family members and certain other entities specified in the 2002 Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to the Company of a written stock option assignment request.

     Termination of Employment. If optionee's employment is terminated, vested incentive stock options may be exercised at any time within three months after the date of such termination, but in no event after the termination of the option as specified in the option agreement. If an employee continues service to the Company after termination of employment, the employee need not exercise the option within three months of termination of employment, but may exercise within three months of termination of his or her continuing service as a consultant, advisor or work performed in a similar capacity, but if the options held are incentive stock options and employee exercises after three months of termination of employment, the options will not be treated as incentive stock options.

     Retirement, Death or Permanent Disability. If an optionee under the 2002 Plan ceases to be an employee of the Company due to retirement, the optionee may exercise the option within the maximum term of the option as it existed on the date of retirement. If the optionee does not exercise within three months of retirement, no option shall qualify as an incentive stock option if it was otherwise so qualified. If an optionee becomes permanently and totally disabled or dies while employed by the Company or its subsidiary, vested options may be exercised by the optionee, the optionee's personal representative, or by the person to whom the option is transferred by will or the laws of descent and distribution, at any time within one (1) year after the termination of employment resulting from the disability or death, but in no event after the expiration of the option as set forth in the option agreement.

     Current or Former Directors. Current or former directors may exercise vested options at any time during the maximum term of the option.

     Suspension or Termination of Options. If the Plan Administrator reasonably believes that an optionee has committed an act of misconduct, the Plan Administrator may suspend the optionee's right to exercise any option pending a final determination by the Plan Administrator. If the Plan Administrator determines an optionee has committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty; or deliberate disregard of the Company's rules; or makes an unauthorized disclosure of any Company trade secret or confidential information; or engages in any conduct constituting unfair competition, induces any of the Company's customers or contracting parties to breach a contract with the Company or induces any principal for whom the Company acts as an agent to terminate such agency relationship, neither the optionee nor his or her estate shall be entitled to exercise any option whatsoever. The determination of the Plan Administrator shall be final and conclusive unless overruled by the Board of Directors.

GENERAL PROVISIONS

     Dissolution, Liquidation, or Merger and Change of Control. In the event of an occurrence after which the Company no longer survives as an entity, the Plan

Administrator may, in its discretion, cancel each outstanding option upon payment to the Participant of adequate consideration as specified in the 2002 Plan. The Plan Administrator may also accelerate the time within which each outstanding option may be exercised. After a merger, consolidation, combination or reorganization in which the Company is the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding options.

     In the event a change of control of the Company, as defined in the 2002 Plan, then all outstanding options shall fully vest immediately upon the Company's public announcement of such a change. A change of control generally occurs when one transaction or series of transactions results in the issuance of 50% of voting securities, the Company is acquired in some form of merger or consolidation in which the Company does not survive, or when substantially all the assets of the Company are sold.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2002 Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

     Shareholder Rights. No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares.

     Special Tax Election. The Plan Administrator may, in its discretion, provide one or more holders of outstanding options under the 2002 Plan with the right to have the Company withhold a portion of the shares of common stock otherwise issuable to such individuals in satisfaction of the income and employment withholding taxes to which they become subject in connection with the exercise of those options. Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of common stock in satisfaction of such withholding tax liability.

     Amendment and Termination. The Board may amend, suspend or terminate the 2002 Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding options without such person's consent not unreasonably withheld. Further, the Board of Directors may, in its discretion, determine that any amendment should be effective only if approved by the stockholders even if such approval is not expressly required by the 2002 Plan or by law.

     Unless sooner terminated by the Board, the 2002 Plan will in all events terminate on October 7, 2012. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

     Securities Laws. No option shall be effective unless made in compliance with all federal and state securities laws, rules and regulations and in compliance with any rules on any exchange on which shares are quoted.

     Other Provisions. The option agreements may contain such other terms, provisions and conditions not inconsistent with the 2002 Plan as may be determined by the Board or the Plan Administrator.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE 2002 PLAN

     Options granted under the 2002 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the option exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition of the shares will be taxable as a capital gain or loss.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested because they are subject to forfeiture in the event of the optionee's termination of service and are nontransferable, the optionee will not recognize any taxable income at the time of exercise, but will have to report as ordinary income as and when the forfeiture lapses an amount equal to the excess of (i) the fair market value of the shares on the date the forfeiture lapses over (ii) the exercise price paid the shares. The optionee may, however, elect under
Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the forfeiture lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, it is expected that all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Awards with an exercise or purchase price per share equal to 100% of the fair market value of the shares at the time of grant generally will not result in any direct charge to the Company's earnings. However, other provisions in the Plan, if included in a specific grant, may result in a direct charge to the Company's earnings for that grant. The fair value of those awards that did not result in a direct charge to the Company's earnings must be disclosed in the notes to the Company's financial statements, in the form of pro-forma statements to those financial statements, which demonstrates the impact those awards would have upon the Company's reported earnings were the value of those awards at the time of grant treated as compensation expense. In addition, the number of outstanding awards may be a factor in determining the Company's earnings per share on a diluted basis.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO INCREASE THE NUMBER OF SHARES UNDER THE 2002 PLAN.

Executive Officers of the Company

     The names, ages and background for at least the past five years for each person who served as an executive officer during the past fiscal year is as follows:

--------------------------------------------------------------------------------
    Name                    Position                     Age         Period
    ----                    --------                     ---         ------
Ben-Zion Diamant   Chairman                               53      2001 - Present
Jonathan Wax       Chief Executive Officer and            47      2004 - Present
                   President
Uzi Sasson         Interim Chief Financial Officer        42      2004 - Present
                   and Secretary
Haim Yatim         Former Chief Financial Officer and     41      2002 - 2004
                   Secretary
David Amitai       Former Executive CEO, President        61      2001 - 2004
                   and Chief Executive Officer
Robert O. Smith    Former Interim Chief Executive         59      2003 - 2004
                   Officer
--------------------------------------------------------------------------------

     Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. Mr. Manea's daughter is married to Mr. Diamont's son. Mr. Menipaz is the son of Mr. Amitai's cousin. The Board believes Mr. Manea and Mr. Menipaz are independent and will be Independent Directors under AMEX Rules. There are no other family relationships between and among any of the officers, directors or nominees.

     The biographies of Messers. Diamant and Amitai can be found under Proposal 1 - Election of Directors.

Jonathan Wax                                                  Officer since 2004

     Mr. Jonathan Wax, age 47, became our CEO and President in January 2004. Mr. Wax has held Vice President positions with Artesyn Technologies, Inc. and was stationed both domestically and in the Far East. In addition to holding a wide variety of sales positions including global account responsibilities with some of Artesyn Technologies, Inc.'s largest accounts. From 1994 to 1998, prior to the merger with Zytec and Computer Products, which formed Artesyn Technologies, Inc., Mr. Wax was Vice President of Customer Support and Quality for Computer Products. Mr. Wax holds a Bachelor's degree in Business from the University of Nebraska.

Uzi Sasson                                                    Officer since 2004

     Uzi Sasson, age 42, has joined our management team as our Interim CFO. Mr. Sasson is the CEO and founder of Sagent Management, a tax and accounting consulting firm since January 2004. Before forming Sagent, Mr. Sasson served as Vice President of Tax for Mercury Interactive Corporation starting in 2001. Prior to that, Mr. Sasson was a Senior Manager at PricewaterhouseCoopers for the Technology, InfoComm, Entertainment, and Media Group since 1999 and as Senior Manager for the Tax Consulting Group since 1995. Mr. Sasson serves on the Board of Directors of Verisity (Nasdaq: VRST). Mr. Sasson holds a Master of Science degree in Taxation and a Bachelor of Science degree in Accounting from Golden Gate University. Mr. Sasson is a Certified Public Accountant (CPA) in California.


Robert O. Smith                                        Officer from 2003 to 2004

     Mr. Smith, age 59, served as the Company's interim Chief Executive Officer from November 2003 to January 2004. Mr. Smith has been a Director of Castelle (NASDAQ: CSTL) since 2004. Mr. Smith served as a Director of the Company from 1989 to 2002. Since 2001, he has served as a consultant to the Company. Mr. Smith served as Chief Executive Officer from 1989 to 2001, President from 1996 to 2001 and Chairman of the Board from 1999 to 2001. From 1980 to 1989, he served as Vice President/Group Controller of Power Conversion Group, General Manager of Compower Division, and President of Boschert, a subsidiary of Computer Products, Inc., a manufacturer of power conversion products and industrial automation systems. Mr. Smith received his B.S. in Business Administration from Ohio University and has completed course work at the M.B.A. program at Kent State University.

                  EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

     This table lists the aggregate compensation paid in the past three years for all services of the Chief Executive Officer and other persons who earned over $100,000 during the last fiscal year.

-----------------------------------------------------------------------------------------------------------------------------------
                                                      SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Long Term Compensation
                                                                 ------------------------------------------------------------------
                                    Annual Compensation                        Awards                   Payouts
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Restricted      Securities
Name and                                      Other Annual            Stock         Underlying            LTIP
Principal Position                 Salary     Compensation ($)       Award(s) ($)   Options               Payouts     All Other
                       Year         ($)                                                   (#)                ($)      Compensation
-----------------------------------------------------------------------------------------------------------------------------------
David Amitai,          2003     $     0          $180,961                 $0               0                  $0             $0
Former Executive       2002     $     0          $166,850(1)              $0               0                  $0             $0
CEO, President and     2001     $     0(1)       $ 14,428(1)              $0           200,000(2)             $0             $0
CEO
-----------------------------------------------------------------------------------------------------------------------------------
Robert O. Smith,       2003     $    0            $100,000                $0              0(3)                $0             $0
Consultant and Former  2002     $    0            $100,000                $0           100,000(3)             $0             $0
President and CEO      2001     $125,851             $0                   $0           100,000(4)             $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

(1) For the years ended December 31, 2003 and 2002, the Company did not pay Mr. Amitai a salary, but did reimburse him for certain expenses related to living in the United States and his services to the Company, including rent, telephone, car and other expenses. Such reimbursements also included Mr. Amitai's federal and state taxes related to the expenses. For the year ended December 31, 2002, Mr. Amitai's reimbursement was $166,850 including $54,400 that was reimbursed in 2003.
(2) Represents options to purchase 200,000 shares of common stock at $0.70 per share.
(3) Pursuant to Mr. Smith's consulting agreement, he is entitled to receive options to purchase 100,000 shares at $3.00 per share on the first business day of the year in 2002, 2003 and 2004. On January 16, 2004, the Company and Mr. Smith agreed to cancel the options to purchase 100,000 shares of common stock for the years 2003 and 2004 in exchange for options to purchase 100,000 shares at $1.16.
(4) Pursuant to Mr. Smith's former employment contract, he received options to purchase 100,000 shares of common stock in 2001. The exercise price for year 2001 was $1.63.

Employment Agreements

     In January 2004, we entered into an employment agreement with Mr. Jonathan Wax, our President and Chief Executive Officer. The agreement has a term of one year with annual renewals thereafter. Annual compensation is $165,000. In the event of a change in control or early termination without cause, we will be required to pay Mr. Wax one year's compensation. Mr. Wax will receive an incentive bonus of $20,000, if the Company earns over $5,500,000 in revenue for the twelve-month period ended December 31, 2004, excluding revenue earned from military contracts or Digital Power Limited. As a part of the employment contract, Mr. Wax was granted options to purchase 150,000 shares, 37,500 shares vested immediately and the remainder vests over three years. In the event that the Company fails to raise $250,000 from the sale of its equity securities by June 30, 2004, Mr. Wax has the option to terminate his employment and receive a severance of one year of base salary from the Company.

Consulting Agreement

         On November 16, 2001, the Company and Mr. Robert Smith entered into a consulting agreement for a period of three years. Under the Consulting Agreement, Mr. Smith is paid $100,000 per year and granted options to purchase 100,000 shares of common stock each year. On January 16, 2004, the Company and Mr. Smith agreed to cancel the options to purchase 100,000 shares of common stock for the years 2003 and 2004 in exchange for options to purchase 100,000 shares at $1.16.

Options Granted in Last Fiscal Year

                                Individual Grants

     The information below concerns the individual grants of stock options to executive officers and former executive officers made during the last fiscal year.

    ==========================================================================================================
                                 Number of       Percent of Total Options
                                Securities        Granted to Employees in   Exercise Base
                                Underlying              Fiscal Year        Price ($/share)     Expiration
    Name                      Options Granted                                                     Date
    ==========================================================================================================

    David Amitai                     0                      0%                    -                -
    ----------------------------------------------------------------------------------------------------------

    Robert O. Smith               100,000                  60.6%                $3.00            1/2012
    ==========================================================================================================

                         Ten-Year Options/SAR Repricings

     There was no repricing of options for the fiscal year ended December 31, 2003.

              Aggregated Option Exercises in Last Fiscal Year and
                         Fiscal Year-End Option Values

     The following table sets forth executive officer options exercised and option values for fiscal year ended December 31, 2003 for all executive officers at the end of the year.

========================================================================================================================
                                                                                         Value of Unexercised Options
                                                                                                 In-the-Money
                                                               Number of Options at          at December 31, 2003
                        Shares Acquired                         December 31, 2003      (Exercisable/ Unexercisable)(1)
                          or Exercised     Value Realized         (Exercisable/
Name                                                              Unexercisable)
========================================================================================================================
                               0                 0                  200,000/0                        $28,000/0
David Amitai
========================================================================================================================
                               0                 0                  511,500/0                           0/0
Robert O. Smith
========================================================================================================================

Footnotes to Table
(1)     Market price at December 31, 2003 for a share of common stock was $0.84.

Equity Compensation Plan Information

Compensation Plan Table

     The following table provides aggregate information as of the end of the fiscal year ended December 31, 2003 with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.

                                                                                       Number of securities remaining
                               Number of securities to be  Weighted-average exercise    available for future issuance
                                issued upon exercise of       price of outstanding     under equity compensation plans
                                  outstanding options,       options, warrants and     (excluding securities reflected
                                  warrants and rights                rights                    in column (a))
                                          (a) (b) (c)
        Plan category
  Equity compensation plans            1,182,460                     $1.609                        425,445
approved by security holders
  Equity compensation plans                0                            0                             0
  not approved by security
           holders
            Total                      1,182,460                     $1.609                        425,445

                                  Benefit Plans

Equity Compensation Plans Not Approved by Security Holders

     Subsequent to the year end, on January 17, 2004, the Board granted 150,000 options that are not part of compensation plans approved by the security holders. There are options to purchase 150,000 shares of common stock granted in the fiscal 2004 to the Company's Chief Executive Officer and President at an exercise price of $0.99 vest 25% annual beginning January 17, 2004.

Employee Stock Ownership Plan

     We adopted an Employee Stock Ownership Plan ("ESOP") in conformity with ERISA requirements. As of December 31, 2003, the ESOP owns, in the aggregate, 167,504 shares of our common stock. All eligible employees of the Company participate in the ESOP on the basis of level of compensation and length of service. Participation in the ESOP is subject to vesting over a six-year period. The shares of our common stock owned by the ESOP are voted by the ESOP trustees. Mr. Wax and Mr. Diamant are the two trustees of the ESOP.

2002, 1998 and 1996 Stock Option Plans

     We have established the 2002, 1998 and 1996 Stock Option Plans (the "Plans"). The purposes of the Plans are to encourage stock ownership by our employees, officers, and directors to give them a greater personal interest in the success of the business and to provide an added incentive to continue to advance in their employment or service to us. The Plans provide for the grant of either incentive or non-statutory stock options. The exercise price of any stock option granted under the Plans may not be less than 100% of the fair market value of our common stock on the date of grant. The fair market value for which an optionee may be granted incentive stock options in any calendar year may not exceed $100,000. Generally, the Company's stock option agreements require all stock to be purchase by cash or check. Unless otherwise provided by the Board, an option granted under the Plans is exercisable for ten years. The Plans are administered by the Compensation Committee, which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule and other terms of the options. The Plans may be amended, suspended, or terminated by the Board but no such action may impair rights under a previously granted option. Each incentive stock option is exercisable, during the lifetime of the optionee, only so long as the optionee remains employed by us. In general, no option is transferable by the optionee other than by will or the laws of descent and distribution.

     As of December 31, 2003, a total of 1,972,000 options are authorized to be issued under the 2002, 1998 and 1996 Plans and options to purchase 972,460 shares of common stock were outstanding.

401(k) Plan

     We adopted a tax-qualified employee savings and retirement plan (the "401(k) Plan"), which generally covers all of our full-time employees. Pursuant to the 401(k) Plan, employees may make voluntary contributions to the 401(k) Plan up to a maximum of six percent of eligible compensation. The 401(k) Plan permits, but does not require, additional matching and Company contributions on behalf of Plan participants. We match contributions at the rate of $0.25 for each $1.00 contributed up to 6% of the base salary. We can also make discretionary contributions. The 401(k) Plan is intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible to the Company when made and neither the contributions nor the income earned on those contributions is taxable to Plan participants until withdrawn. All 401(k) Plan contributions are credited to separate accounts maintained in trust. No amount was contributed on behalf of Mr. Amitai or Mr. Smith in 2003.

Certain Related Transactions

     On March 31, 2003, we entered into an agreement to sell 900,000 shares of common stock to Telkoor Telecom Ltd. ("Telkoor") in consideration of $600,000. As a part of the transaction, Telkoor's warrant to purchase 900,000 shares was canceled. The warrant to purchase 900,000 shares would have expired on May 23, 2003. Our Chairman, Mr. Diamant owns 42.45% and our Director, Mr. Amitai owns 39.98% of the outstanding shares of Telkoor Telecom Ltd.

     Subsequent to the year end, on January 12, 2004, we entered into a securities purchase agreement with Telkoor. Under the securities purchase agreement, Telkoor acquired 290,023 shares of common stock for the aggregate purchase price of $250,000. After the purchase, Telkoor owns a total of 2,440,023 shares or 42.7% of the outstanding common stock. Additionally, under the agreement, Telkoor had the right to invest an additional $250,000 on or before June 30, 2004. The purchase price per share for the additional investment was agreed to be the average closing price of the Company's common stock twenty
(20) trading days prior to notice of intent to invest. On June 14, 2004, Telkoor gave notice of its intent to invest $250,000 and the parties entered into a definitive agreement on June 16, 2004.

     Under the June 16, 2004 securities purchase agreement, Telkoor is to acquire 221,238 shares of common stock for the aggregate purchase price of $250,000. Additionally, under the agreement, Telkoor has the right to invest an additional $250,000 on or before December 31, 2004. The purchase price per share for the additional investment will be set at the average closing price of the Company's common stock twenty (20) trading days prior to notice of intent to invest.

     There is currently a dispute between certain shareholders and managers of Telkoor, which is subject to litigation in Israel. Two of the members of our Board of Director are involved in this dispute. Although, the Company does not believe the dispute has effected the day-to-day operations of the Company, the dispute has consumed time of the management and it may have an adverse impact on certain decision making in the future.

Legal Proceedings

     The Company is currently involved in the legal proceeding described below.

     On April 2, 2003, a claim was filed against the Company by Tek-Tron Enterprises Inc. in the state court of Pennsylvania, specifically, the Court of Common Pleas of Bucks County, as Case No. 0302116-24-1. Tek-Tron Enterprises, Inc was seeking damages of approximately $300,000. This case is a complaint for breaking of contract and conversion of parts and infrastructure owned by Tek-Tron Enterprises, Inc. located in the Company's former subsidiary, Poder Digital S.A's, Mexico manufacturing plant.

     In April 2004, the Company signed a settlement agreement with Tek-Tron according to which the Company agreed to pay a total of $90,000 in installments and return certain disputed property in exchange for a full release. As of June

30, 2004, the Company paid $75,000 with an additional payment of $15,000 is due in September 2004. Additionally, under the settlement agreement, Tek-Tron has the ability to seek arbitration limited to the sum of $50,000 in case the parties do not agree on a resolution regarding the returned property. Tek-Tron has notified the Company it believes that the disputed property contains missing or damaged items. The Company continues to work on reaching a resolution over the returned property which the Company's liability is limited to a maximum of $50,000 under the settlement agreement.

Independent Auditors

     Relationship with Independent Auditors

     Kost Forer Gabbay & Kasierer, a Member of Ernst & Young Global served as our independent auditors for the annual audit for the year ended December 31, 2003 and 2002. We changed our independent auditors to Kost Forer Gabbay & Kasierer from Hein + Associates LLP on September 10, 2002.

Audit Fees

     The aggregate fees billed by Kost Forer Gabbay & Kasierer, a Member of Ernst & Young Global, for professional services rendered for the audit of the Company's annual financial statements on Form 10-KSB and the review of the financial statements included in the Company's third quarter report on Form 10-QSB for the fiscal year ended December 31, 2002 was $82,000 and December 31, 2003 was $95,000.

Audit-Related Fees

     The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements for the year ended December 31, 2002 was $0 and December 31, 2003 was $0.

Tax Fees

     The aggregate fees billed for tax compliance, tax advice and tax planning rendered by our independent auditors for the fiscal year ended December 31, 2002 was $50,000 and December 31, 2003 was $0. The services in 2002 comprising these fees include tax consulting and submitting tax returns.

All Other Fees

     The aggregate fees billed for all other professional services rendered by the Company's independent auditors for the fiscal year ended December 31, 2002 was $0 and December 31, 2003 was $0.

     The Audit Committee approved 100% of the fees paid to the principal accountant for audit-related, tax and other fees in the fiscal year 2003. The Audit Committee pre-approves all non-audit services to be performed by the auditor in accordance with the Audit Committee Charter. The percentage of hours expended on the principal accountant's engagement to audit the Company's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

Code of Ethics

     We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller and other persons performing similar functions. A copy of our code of ethics can be found on our website at http://www.digipwr.com/forms/Code%20of%20Ethics%20for %20Financial%20Managers%20(00027128).Doc. The Company will report any amendment or wavier to the code of ethics on our website within five (5) days.

Proposals of Shareholders

     We must receive proposals intended to be presented by shareholders at 2005 annual meeting of shareholders no later than June 9, 2005 for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

     For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year's annual meeting, Rule 14a-14 of the Exchange Act permits management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on July 24, 2004 and advises shareholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter or (b) does not receive notice of the proposal prior to the close of business on July 24, 2004.

     Notices of intention to present proposal at the 2005 Annual Meeting should be addressed to Digital Power Corporation, 41920 Christy Street, Fremont, CA 94538, Attention: Secretary. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Annual Report to Shareholders

     The Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, including audited financial statements, was mailed to the shareholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. The Form 10-KSB and all other periodic filings made with the Securities and Exchange Commission are available on the Company's website at www.digipwr.com.

                                 OTHER BUSINESS

     We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the recommendations of the Board of Directors.

                                              By Order of the Board of Directors



                                              /s/ Uzi Sasson
                                              Uzi Sasson,
                                              Secretary

September 7, 2004

PROXY


                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Jonathan Wax and Uzi Sasson as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Digital Power Corporation held of record by the undersigned as of August 19, 2004, at the Annual Meeting of Shareholders to be held at the Company's headquarters located at 41920 Christy Street, Fremont, CA 94538, at 10:00 a.m. (PST), on Thursday, October 7, 2004, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

Proposal 1:    To elect  directors to serve for the ensuing year and until their successors are elected.

Nominees
--------
Ben-Zion Diamant                 [  ]   FOR          [  ]   WITHHOLD AUTHORITY
David Amitai                     [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Yehezkel Manea                   [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Youval Menipaz                   [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Amos Kohn                        [  ]   FOR          [  ]   WITHHOLD AUTHORITY

Proposal 2:    To approve an  amendment  to increase  the number of shares under the 2002 Stock Option Plan.

[  ]   FOR               [  ] AGAINST                [  ]   WITHHOLD AUTHORITY


Proposal 3:    To transact  such other  business as may properly come before the meeting and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


Dated: ____________________, 2004

                                                 -------------------------------
                                                 Signature



                                                 -------------------------------
                                                 Signature

                                  Common Stock


Please sign exactly as name appears at left. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.